                    SCHEDULE 14A INFORMATION
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                     CFS BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

           [CFS BANCSHARES, INC. LETTERHEAD]




                   December 27, 1999



Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of CFS Bancshares, Inc. for the year ended September 30, 1999, to be held adjacent to the Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 26, 2000, at 2:30 p.m., local time.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.
At the Meeting, stockholders will consider and vote on the election of one director.

    During the Meeting, we will also report on the operations of the Company. Directors and Officers of the Company as well as a representative of KPMG LLP will be present to respond to any questions that stockholders may have.

    Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                           Sincerely,

                           /s/ Bunny Stokes, Jr.

                           Bunny Stokes, Jr.
                           Chairman of the Board and
                               Chief Executive Officer

                 CFS BANCSHARES, INC.
                 1700 3RD AVENUE NORTH
              BIRMINGHAM, ALABAMA  35203
                    (205) 328-2041
________________________________________________________________

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON JANUARY 26, 2000
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Meeting") of CFS Bancshares, Inc. (the "Company"), will be held adjacent to Citizens Federal Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 26, 2000, at 2:30 p.m., local time.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

         1.   The election of one director of the Company;
              and

         2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing pro-

posals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 7, 1999, as the record date for determination of the stock-holders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ W. Kent McGriff

                        W. KENT MCGRIFF
                        SECRETARY
Birmingham, Alabama
December 27, 1999

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
                 CFS BANCSHARES, INC.
                 1700 3RD AVENUE NORTH
              BIRMINGHAM, ALABAMA  35203
                    (205) 328-2041
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 26, 2000
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CFS Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held adjacent to the Citizens Federal Savings Bank's (the "Savings Bank") office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 26, 2000, at 2:30 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about December 27, 1999.

________________________________________________________________
                 Revocation of Proxies
________________________________________________________________

    Stockholders who execute proxies retain the right to
revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, mailed or delivered to the above address, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be
          ----------------------------------------------------
voted for the nominee for director set forth below.  The proxy
--------------------------------------------------
confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    Stockholders of record as of the close of business on December 7, 1999, are entitled to one vote for each share then held. As of December 7, 1999, the Company had 130,000 shares of Common Stock issued and outstanding.

    The following table sets forth, as of December 7, 1999, the shares of Common Stock beneficially owned by all holders of more than 5% of the Company's stock and by all officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no persons, other than those set forth below, who owned more than 5% of the Company's outstanding shares of Common Stock at December 7, 1999.

                                            AMOUNT AND NATURE    PERCENT OF SHARES
NAME AND ADDRESS                             OF BENEFICIAL        OF COMMON STOCK
OF BENEFICIAL OWNER                           OWNERSHIP(1)         OUTSTANDING
-------------------                         -----------------    -----------------
Citizens Federal Savings Bank Employee          30,765                 23.67%
  Stock Ownership Plan ("ESOP")
1700 3rd Avenue North
Birmingham, Alabama 35203

State Farm Insurance Co.                        12,999                  9.99%
1 State Farm Plaza
Bloomington, Illinois  61701

James W. Coleman                                11,600                  8.92%
Route 1 Box 287
Sawyerville, AL  36776

Bunny Stokes, Jr.                               24,541 (2)             17.78%
1700 3rd Avenue North
Birmingham, Alabama  35203

Thomas G. Gardner Living Trust                   6,500 (3)              5.00%
470 1st Street North
Birmingham, Alabama  35204

Ross E. Gardner                                  4,000 (3)              3.08%
470 1st Street North
Birmingham, Alabama  35204

Paul G. Gardner                                  4,000 (3)              3.08%
216 Fair Oak Drive
Fairfield, Alabama  35064

Eric A. Gardner                                  3,596 (3)              2.77%
5605 Avenue C
Fairfield, Alabama  35064

All Officers and Directors                      47,524 (4)             34.19%
 as a  Group (6 Persons)

____________________
(1) All shares are owned directly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Includes 8,000 shares which Mr. Stokes has a right to acquire pursuant to stock options, and 4,233 shares owned by the ESOP which have been allocated to the account of Mr. Stokes.
(3) Ross Gardner, Paul Gardner and Eric Gardner are brothers. Paul Gardner and Eric Gardner are listed as co-trustees of the Thomas G. Gardner Living Trust.
(4) Includes 6,367 shares owned by the ESOP which, as of December 7, 1999, had not been allocated and are currently voted by Citizens Federal Savings Bank Directors Lett, Greene and Woolfolk, as members of the Savings Bank's ESOP Committee. Also includes 7,491 shares held in retirement accounts for the benefit of the named individuals, and 9,000 shares which the named individuals have a right to acquire within 60 days pursuant to stock options.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is presently composed of four members elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the Bylaws of the Company. Pursuant to the Certificate of Incorporation of the Company, stockholders are not entitled to cumulate their votes for the election of directors.

    The Board of Directors has nominated Odessa Woolfolk to serve as director for a three year term. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board knows of no reason why the nominee might be unavailable to serve.

    The following table sets forth for the nominee and each director continuing in office, his or her name, age (as of September 30, 1999), principal occupation(s) during the past five years, the year he or she first became a director of the Savings Bank (predecessor to the Company) and the number of shares and percentage of the Company's Common Stock beneficially owned at December 7, 1999. All persons were appointed as directors in January 1998 in connection with the incorporation of the Company. Each director of the Company is also a member of the Board of Directors of the Savings Bank.

                                                                                       SHARES OF
                                                                                      COMMON STOCK
                                                                                      BENEFICIALLY
                 AGE AT                                   FIRST ELECTED   CURRENT     OWNED AT      PERCENT
                SEPTEMBER                                  DIRECTOR OF      TERM      DECEMBER 7,     OF
NAME            30, 1999 PRINCIPAL OCCUPATION(1)          SAVINGS BANK   TO EXPIRE     1999 (2)      CLASS
----             ------- -----------------------          ------------   ---------   ------------   -------
                                      BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

Odessa Woolfolk     66     Private consultant and lecturer;   1990           2000          100          .08%
                           previously Assistant to President
                           of the University of Alabama at
                           Birmingham (UAB) for community
                           relations from January 1991 to
                           October 1993, and Director of the
                           UAB Center for Urban Affairs from
                           1983 to 1991.

                   DIRECTORS CONTINUING IN OFFICE

James W. Coleman    60     Executive Director, West Alabama   1994           2001       11,600         8.92%
                           Health Services, Inc., Eutaw,
                           Alabama.

Rev. John T. Porter 68     Pastor, Sixth Avenue Baptist       1986           2001          100          .08%
                           Church.

Bunny Stokes, Jr.   56     Chairman of the Board of the       1989           2002       24,541 (3)    17.78%
                           Savings Bank since March 1996;
                           President of the Savings Bank
                           since February 1990.

____________________
(1)  Nominees and directors have held these vocations or positions for at least five years unless otherwise noted.  Businesses are located in Birmingham, Alabama unless otherwise noted.
(2)  Unless otherwise noted, includes certain shares owned by corporations or foundations in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power.
     Also includes shares held in retirement accounts or funds for the benefit of the listed individuals.  Does not include 6,367 shares owned by the Savings Bank's
     ESOP, over which shares the ESOP Committee, consisting of Citizens Federal Savings
     Bank Directors Lett, Greene and Woolfolk, exercises partial voting and investment power.  Also includes shares which persons named in the table have a right to acquire within 60 days pursuant to stock options.
(3)  See footnote (2) on previous page for information on Mr. Stokes' share ownership.

________________________________________________________________
     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended September 30, 1999, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such Board member served during this period.

    The Board of Directors also serves as a Nominating
Committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, as submitted in any form, it has not actively solicited recommendations from the Company's stockholders for nominees nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the Nominating Committee to nominate the individuals named herein for election as directors at the Meeting. Nominations for election as directors shall be made in accordance with the Company's Bylaws. Copies of the Company's Bylaws may be requested by a stockholder of record, by writing to the Secretary of the Company at the Company's executive office.

    Directors Porter, Lett, Coleman and Woolfolk serve as a compensation committee, the function of which is to evaluate the qualifications and performance of the Company's and Savings Bank's principal officers and employees to determine the compensation and benefits to be paid such individuals. The Committee met one time during the 1999 fiscal year.

    Directors Coleman, Porter, Lett and Woolfolk serve as an audit committee. The primary function of this committee is to review audit performance and evaluate policies and procedures relating to internal auditing functions and controls. These functions are performed through discussions with the Company's internal auditors and management as needed, and through discussions and meetings with the Company's independent auditors and management to review the audit report and related matters. No meetings were held by the Company's audit committee during the fiscal year ended September 30, 1999, as the full Board of Directors performed the duties normally performed by the Audit Committee.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

COMPENSATION SUMMARY

    Employees of the Company do not receive separate compensation for their service to the Company. Therefore, the compensation information discussed in this Proxy Statement relates to compensation paid by the Company's sole subsidiary, the Savings Bank. The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Chief Executive Officer of Citizens Federal Savings Bank, the principal subsidiary of the Company. Mr. Stokes was the only executive officer of the Company whose compensation earned during the year ended September 30, 1999, 1998 and 1997 exceeded $100,000 for services rendered in all capacities to the Company and the Savings Bank.

                                                                  LONG-TERM
                                                                 COMPENSATION
NAME AND PRINCIPAL                               OTHER ANNUAL     AWARDS OF     ALL OTHER
   POSITION           YEAR   SALARY    BONUS     COMPENSATION      OPTIONS     COMPENSATION
------------------    ----   ------    -----     ------------    ------------  ------------
Bunny Stokes, Jr.     1999    $116,916  $  6,000       --            --           $15,290 (1)
  Chief Executive     1998     117,191    11,000       --            --            16,492 (2)
  Officer             1997     110,000        --       --            --            16,847 (3)

____________________
(1) Includes $10,673 representing the allocation of benefits under the Savings Bank's ESOP and
    $4,617 representing matching contributions by the Savings Bank to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.
(2) Includes $12,025 representing the allocation of benefits under the Savings Bank's ESOP and
    $4,467 representing the matching contributions by the Company to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.
(3) Includes $13,228 representing the allocation of benefits under the Savings Bank's ESOP and
    $3,619 representing the matching contributions by the Savings Bank to the account of Mr.
    Stokes under the Savings Bank's 401(k) Plan.

                               4

OPTION EXERCISES AND YEAR-END VALUE TABLE

    The following table sets forth information concerning the value of options held by the Chief Executive Officer during the last fiscal year, as well as the value of such options at the end of the fiscal year. No options were granted to or exercised by the Chief Executive Officer during fiscal 1999.

                                                                    VALUE OF
                                                NUMBER OF          UNEXERCISED
                                               UNEXERCISED         IN-THE-MONEY
                                                OPTIONS AT          OPTIONS AT
                         SHARES               FISCAL YEAR-END     FISCAL YEAR-END
                        ACQUIRED      VALUE     EXERCISABLE/       EXERCISABLE/
                       ON EXERCISE   REALIZED  UNEXERCISABLE      UNEXERCISABLE (1)
                       -----------   --------  -------------      -----------------
Bunny Stokes, Jr.           --        $   --      8,000              $36,000
Chief Executive Officer

_____________________
(1) Difference between fair market value of underlying securities at fiscal year-end and the exercise or base price (a difference of $4.50 per share).

EMPLOYMENT AGREEMENT

    On June 5, 1989, the Savings Bank entered into an employment agreement with Bunny Stokes, Jr., Executive Vice President of the Savings Bank. The agreement was subsequently amended in 1990 to reflect the appointment of Mr. Stokes as President of the Savings Bank, and was amended again in 1993 to change the agreement from a five-year term to a three-year term. The agreement also provides for an annual extension of the term of employment for an additional one-year period beyond the then effective expiration date subject to Board of Directors approval of the extension, unless Mr. Stokes gives written notice that the agreement will not be extended further. The agreement provides that Mr. Stokes will be entitled to participate in discretionary bonuses, customary fringe benefits, vacation and sick leave and disability payments as provided for other management personnel. The agreement is terminated upon the death of the employee, by his voluntary termination, or by the Savings Bank for "just cause" as defined in the agreement. If Mr. Stokes's employment is terminated without just cause, he would be entitled to a continuation of his salary for the remaining term of the agreement. Mr. Stokes' salary under the agreement at September 30, 1999 was $117,835.

    The employment agreement further provides that in the event of the involuntary termination of employment in connection with, or within six months after, any change in control of the Savings Bank, or voluntary termination of employment in conjunction with, or within six months after, any change in control of the Savings Bank which in either case has not been approved in advance by a two-thirds' vote of the full Board of Directors, Mr. Stokes will be paid within 30 days of such termination in one lump sum payment or, at his election, in periodic payments over the remaining term of the agreement, a sum equal to 2.99 times the average annual compensation he received during the five year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the Savings Bank's stock or the control of the election of a majority of the Savings Bank's directors. The agreement also provides for a similar lump sum payment to be made in the event of his voluntary termination of employment following the occurrence of certain specified events following any change in control, whether approved by the Board of Directors or otherwise, including an assignment of duties and responsibilities other than those normally associated with his position, a diminishment of his authority or responsibility, failure to maintain benefit plans providing at least a comparable level of benefits presently afforded, requiring him to move his personal residence or perform his principal executive functions more than 35 miles from the Savings Bank's current main office. Such payment would, at this time, for example, be equal to $398,346 based upon Mr. Stokes' compensation during the past five years.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    During the fiscal year ended September 30, 1999, each director was paid directors' fees of $4,200 for the year. Additional fees of $200 per meeting were paid for attendance at committee meetings. The Company's executive officers who also serve as directors received no directors fees during fiscal 1999, and as a policy do not receive directors fees.
________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    The Savings Bank has followed the policy of offering loans to its officers, directors and employees for the financing of their personal residences. Applicable law requires that loans to directors, officers and 10% or greater stockholders and their affiliates must be approved by a disinterested majority of the board of directors if all such loans exceed the greater of 5% of capital and surplus, or $25,000. Such loans must also be made on terms substantially the same as offered in comparable transactions. The Savings Bank's loan policy complies with these requirements. During the year ended September 30, 1999, except as described below, the Savings Bank had no residential real estate loans or other loans outstanding to any officer or director with unpaid balances totaling in excess of $60,000.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

    KPMG LLP, independent certified public accountants, was the Company's independent public accountants for the 1999 fiscal year. The Company has heretofore reached agreement with KPMG LLP to be its auditors for the 2000 fiscal year. A representative of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and will respond to any questions that stockholders may have.

________________________________________________________________
             BENEFICIAL OWNERSHIP REPORTS
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's directors and officers, and persons who own more than ten percent of the Common Stock, are required to file reports to report their ownership and changes in ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Company believes that all of its directors, officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on December 7, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1700 3rd Avenue North, Birmingham, Alabama 35203, no later than August 30, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ W. Kent McGriff

                        W. KENT McGRIFF
                        SECRETARY
Birmingham, Alabama
December 27, 1999

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

    A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO
STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE
SECRETARY, CFS BANCSHARES, INC., 1700 3rd AVENUE NORTH,
BIRMINGHAM, ALABAMA 35203.
________________________________________________________________

                    REVOCABLE PROXY
                 CFS BANCSHARES, INC.

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   January 26, 2000
________________________________________________________________

    The undersigned hereby appoints those persons who constitute the Board of Directors of CFS Bancshares, Inc. as listed in the Proxy Statement dated December 27, 1999, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CFS Bancshares, Inc. ("the Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held adjacent to the Company's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama on Wednesday, January 26, 2000, at 2:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                        FOR     AGAINST
1.  The election as director of the
    nominee listed below for the
    term noted.                         [  ]      [  ]

    FOR THREE YEAR TERM:

    Odessa Woolfolk


    INSTRUCTION:  To withhold your vote
    for the nominee, write her name on the line below.

    _____________________________________

     The Board of Directors recommends a vote "FOR" the nominee listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2000 ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated December 27, 1999 and the 1999 Annual
Report to Stockholders.


Dated:  __________________, 2000


_____________________________     ______________________________
PRINT NAME OF STOCKHOLDER         PRINT NAME OF STOCKHOLDER


_____________________________     ______________________________
SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________